Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
August 31, 1997



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              5.8475%



        Excess Protection Level
          3 Month Average   4.67%
          August, 1997   4.61%
          July, 1997   4.54%
          June, 1997   4.85%


        Cash Yield                                  17.46%


        Investor Charge Offs                         4.84%


        Base Rate                                    8.01%


        Over 35 Day Delinquency                      4.66%


        Seller's Interest                           14.91%


        Total Payment Rate                          12.37%


        Total Principal Balance                     $30,603,901,306.35


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,563,766,787.86